SECURITIES AND EXCHANGE COMMISSIONS

Washington, D.C. 20549

Form 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

DATE OF REPORT:  JULY 5, 2006

CCA Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

2-85538-B

(Commission File Number)

1-31643

(IRS Employer Identification Number)

1-31643

(IRS Employer Identification Number)

200 Murray Hill Parkway, East Rutherford, New Jersey 07073

(Address of principal executive offices, zip code)

(201) 330-1400

(Registrant’s telephone number including area code)

Item 2:02 Second Quarter News Releases dated June 29, 2006 and Amended July 5, 2006

  The Company issued a news release on June 29, 2006 setting forth its final results for the second quarter ended May 31, 2006 and increased dividend for the third quarter ended August 31, 2006.

           A copy of said news release is annexed hereto as Exhibit “A.”

  The Company issued an amended news release on July 5, 2006 setting forth its final results for the Second Quarter ended May 31, 2006, together with a schedule inadvertently omitted from the June 29, 2006 news release.

           A copy of said amended new release is annexed hereto as Exhibit “B.”

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly cased this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 5, 2006

______CCA Industries, Inc._       __

             Registrant

By:        Ira W. Berman_____       __

             Ira W. Berman, Secretary

Company Contact:                                                                                                EXHIBIT “A”

Ira W. Berman

Chairman

800 524-2720

                                                                                             FOR IMMEDIATE RELEASE

CCA INDUSTRIES, INC. ANNOUNCES STRONG SECOND QUARTER RESULTS

East Rutherford, NJ, June 29, 2006: CCA Industries, Inc. (AMEX - CAW) announced today that second quarter revenues were $19,186,452.  Pre-tax profits were $2,788,289; net profits after taxes were $1,705,108, and earnings per share fully diluted were $0.24. This was compared to revenues of $18,616,053, pre-tax profits $2,668,493, net profits after taxes $1,750,655, and earnings per share fully diluted of $0.24 for the prior year’s second quarter.  On a pro-forma basis using the same accounting basis as last year, pre-tax profits would have been $4,078,629, net income after taxes $2,494,796 up 42.5% and earnings per share fully diluted $0.35 up 45.8%.

Because of the change in our estimate of when media and advertising expense impacts our net income, all of the actual media expenditures made this period have been charged against income currently. Whereas, in the prior year, although we spent approximately the same dollars, $2,800,000 was deferred and not expensed until our third quarter. Therefore, the total media expense for the first six months of this year reflect a higher amount than last year even though our actual spending during the period was similar. A proforma basis schedule to show how this quarter on a pro-forma basis compared to last year’s quarter on a pro-forma is annexed hereto and the schedule of pro-forma earnings for the six-month period is annexed hereto.

For the six month period ended May 31, 2006, revenues were $34,663,282, pre-tax income was $4,547,694,  income after taxes was $2,775,886, earnings per share fully diluted was $0.37 compared to revenues of $33,430,241, pre-tax  income of $4,192,406, net income after taxes of $2,695,485, and earnings per share fully diluted $0.37 for the first six months of the prior year.  On a pro-forma basis, pre-tax income would have been $5,033,041, up 20% from the first six months of last year, after tax income up 14% from $2,695,485 to $3,071,947, and earnings per share fully diluted up 13.9% from $0.36 to $0.41.    Commencing in the third quarter and thereafter this year’s and last year’s financial statements will reflect all of the advertising expenses actually incurred.

The board of directors declared a $0.07 dividend for the third quarter, up 40% from the $0.05 dividend of the second quarter.  The third quarter dividend is payable to all shareholders of record August 1, 2006, payable September 1, 2006.  This is the ninth consecutive dividend paid by the Company.

The Company ended the quarter very strong financially.  Cash and marketable securities were $17,854,508, up $1,893,307 from the prior year’s second quarter.  Percentage of return on invested capital for the first six months of this year (ROIC) was 36.9%.  The Company is in the process of increasing its unsecured line of credit from $10 million to $25 million.

The Company is working with investment banking companies to explore all alternatives to enhance shareholder value.  The focus in fiscal 2006 is to grow internally, the way the Company has grown in the past developing its core brands, and using every available opportunity to grow externally as well.   The Company is continuing to actively seek additional products and using its free cash and financial leverage to accelerate the growth of its revenues.

The July/August edition of Fortune Magazine listed the Company as “one of America’s fastest growing small companies.”

CCA Industries, Inc. manufactures and markets health and beauty aids, each under its individual brand name. The products include, principally, “Plus+White” toothpastes and teeth whiteners, “Sudden Change” anti-aging skin care products and “Scar Zone,”  “Nutra Nail” nail growth treatments, “Mega-T” Green Tea diet aids, “Mega-T” chewing gum, “Mega-G” diet aids, “Hair Off” hair removal and depilatories, “Bikini Zone” medicated crème and gel for the bikini area, “Solar Sense” sun protection products, and “Cherry Vanilla” Perfume.

Statements contained in the news release that are not historical facts are forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which would cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company’s filings with the Securities and Exchange Commission.

CCA Industries, Inc. & Subsidiaries

Second Quarter Ended

May 31, 2006

News Release

Quarter Ended                        May 31, 2006                                    May 31, 2005

          Revenues                        $19,186,452                                    $18,616,053

          Net Income                      $  1,705,108                                    $  1,750,655

          Per Share Earnings

                   Basic                                    $0.24                                                $0.25

                   Diluted                                 $0.24                                                $0.24

          Weighted Average

          Shares Outstanding

                   Basic                            7,012,077                                        7,139,056

                   Diluted                         7,118,949                                        7,335,087

Six Months Ended

          Revenues                        $34,663,282                                  $33,430,241

          Net Income                      $  2,775,886                                  $  2,695,485

          Per Share Earnings

                  Basic                                    $0.38                                              $0.37

                  Diluted                                 $0.37                                              $0.36

          Weighted Average

          Shares Outstanding

                   Basic                           7,326,185                                     7,116,651

                   Diluted                        7,450,998                                     7,317,103

                                                                                                                        EXHIBIT “B”

Company Contact:                         FOR IMMEDIATE RELEASE

Ira W. Berman                                  AMENDED SECOND QUARTER RESULTS

Chairman

800 524-2720

AMENDED

                                                                                            FOR IMMEDIATE RELEASE

CCA INDUSTRIES, INC. ANNOUNCES STRONG SECOND QUARTER RESULTS

East Rutherford, NJ, July 5, 2006: CCA Industries, Inc. (AMEX - CAW) announced today that second quarter revenues were $19,186,451.  Pre-tax profits were $2,788,288; net profits after taxes were $1,705,108, and earnings per share fully diluted were $0.24. This was compared to revenues of $18,616,053, pre-tax profits $2,668,493, net profits after taxes $1,750,655, and earnings per share fully diluted of $0.24 for the prior year’s second quarter.  On a pro-forma basis using the same estimate of the advertising expense effect on our earnings  for the period as used for the prior year’s period, pre-tax profits would have been $4,025,365, net income after taxes $2,462,199 up 40.6% and earnings per share fully diluted $0.35 up 45.8%.

Because of the change in our estimate of when media and co-op advertising expense impacts our net income, all of the actual advertising expenditures made this period have been charged against income currently. Whereas, in the prior year, although we spent approximately the same dollars, $2,800,000 was deferred and not expensed until our third quarter. Therefore, the total advertising expense for the first six months of this year reflect a higher amount than last year even though our actual spending during the period was similar. A proforma basis schedule to show how this quarter on a pro-forma basis compared to last year’s quarter is annexed hereto and the schedule of pro-forma earnings for the six-month period is annexed hereto, as well.

For the six month period ended May 31, 2006, revenues were $34,663,282, pre-tax income was $4,547,694, income after taxes was $2,775,886, earnings per share fully diluted was $0.39 compared to revenues of $33,430,241, pre-tax  income of $4,192,406, net income after taxes of $2,695,485, and earnings per share fully diluted $0.36 for the first six months of the prior year.  On the pro-forma basis, pre-tax income would have been $5,152,648 up 22.9% from the first six months of last year, after tax income up 16.7% from $2,695,485 to $3,144,908, and earnings per share fully diluted up 22.2% from $0.36 to $0.44.    Commencing in the third quarter and thereafter this year’s and last year’s financial statements will reflect all of the advertising expenses actually spent.

The board of directors declared a $0.07 dividend for the third quarter, up 40% from the $0.05 dividend of the second quarter.  The third quarter dividend is payable to all shareholders of record August 1, 2006, payable September 1, 2006.  This is the ninth consecutive dividend paid by the Company.

The Company ended the quarter very strong financially.  Cash and marketable securities were $17,854,508, up $1,512,885 from the prior year’s second quarter.  Percentage of return on invested capital for the first six months of this year (ROIC) was 36.9%.  The Company is in the process of increasing its unsecured line of credit from $10 million to $25 million.

The Company is working with investment banking companies to explore all alternatives to enhance shareholder value.  The focus in fiscal 2006 is to grow internally, the way the Company has grown in the past developing its core brands, and using every available opportunity to grow externally as well.   The Company is continuing to actively seek additional products and using its free cash and financial leverage to accelerate the growth of its revenues.

The July/August edition of Fortune Magazine listed the Company as “one of America’s fastest growing small companies.”

CCA Industries, Inc. manufactures and markets health and beauty aids, each under its individual brand name. The products include, principally, “Plus+White” toothpastes and teeth whiteners, “Sudden Change” anti-aging skin care products and “Scar Zone,”  “Nutra Nail” nail growth treatments, “Mega-T” Green Tea diet aids, “Mega-T” chewing gum, “Mega-G” diet aids, “Hair Off” hair removal and depilatories, “Bikini Zone” medicated crème and gel for the bikini area, “Solar Sense” sun protection products, and “Cherry Vanilla” Perfume.

Statements contained in the news release that are not historical facts are forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which would cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company’s filings with the Securities and Exchange Commission.

CCA Industries, Inc. & Subsidiaries

Second Quarter Ended

May 31, 2006

News Release

Quarter Ended                                May 31, 2006                                    May 31, 2005

          Revenues                                $19,186,451                                  $18,616,053

          Net Income                               $ 1,705,108                                   $ 1,750,655

          Per Share Earnings

                 Basic                                              $0.24                                              $0.25

                 Diluted                                           $0.24                                              $0.24

          Weighted Average

          Shares Outstanding

                  Basic                                     7,013,723                                      7,139,056

                  Diluted                                  7,122,620                                      7,335,087

Six Months Ended

        Revenues                                 $34,663,282                                  $33,430,241

        Net Income                                $ 2,775,886                                    $ 2,695,485

        Per Share Earnings

               Basic                                              $0.39                                              $0.37

               Diluted                                           $0.39                                              $0.36

          Weighted Average

          Shares Outstanding

                   Basic                                  7,092,082                                      7,116,651

                   Diluted                               7,209,441                                      7,317,103

CCA Industries, Inc. & Subsidiaries

Second Quarter Ended

May 31, 2006

News Release

PRO-FORMA BASIS

Quarter Ended                                May 31, 2006                                    May 31, 2005

          Revenues                                $19,186,451                                  $18,616,053

          Net Income                               $ 2,462,199                                   $ 1,750,655

          Per Share Earnings

                   Basic                                            $0.35                                               $0.25

                   Diluted                                         $0.35                                               $0.24

          Weighted Average

          Shares Outstanding

                   Basic                                     7,013,723                                      7,139,056

                   Diluted                                   7,122,620                                     7,335,087

Six Months Ended

            Revenues                               $34,663,282                                 $33,430,241

            Net Income                            $   3,144,908                                 $  2,695,485

Per Share Earnings

                  Basic                                              $0.44                                             $0.37

                  Diluted                                           $0.44                                             $0.36

Weighted Average

Shares Outstanding

                  Basic                                      7,092,082                                    7,116,651

                  Diluted                                   7,209,441                                    7,317,103